SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                September 8, 2005
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                                 Puda Coal, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Florida                    333-85306                 65-1129912
    ---------------               ------------            ------------------
    (State or other               (Commission              (I.R.S. Employer
     jurisdiction                of File Number)          Identification No.)
    incorporation)


                   426 Kuefu Street, Taiyuan, Shanxi Province
                         The People's Republic of China
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


                               011-86-351-2281300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name and former address, if changed since last report)

Item 3.01 Material Modification to Rights of Security Holders

      Puda Coal Inc. ("Puda Coal") completed a one-for-ten (1-for-10) reverse stock split of its outstanding common stock on September 8, 2005. In connection with the reverse stock split, Puda Coal did not issue any fractional shares and any fractional shares were rounded up to the next higher full share. In addition, the Board of Directors authorized special treatment to certain stockholders of Puda Coal in order to preserve round lot holders (i.e., holders owning at least 100 shares) after the reverse split. Therefore, the stockholders of Puda holding 1,000 or fewer shares of common stock but at least 100 shares of common stock received 100 shares of common stock after the reverse stock split, and persons holding less than 100 shares of common stock were not affected and continue to hold and own the same number of shares as before the reverse stock split.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

      Effective August 31, 2005, the stockholders of Puda Coal executed a written consent signed by the holders of the majority of its issued and outstanding stock and preferred stock, and the stockholders approved the one-for-ten reverse stock split, and also approved an amendment to Article III of its Articles of Incorporation in the State of Florida.

      The general effect of such action upon the rights of holders of the common stock of Puda Coal is that Puda Coal has been authorized to issue a larger number of additional shares of common stock, $.001 par value, the issuance of which would dilute the percentage ownership of the then existing stockholders of Puda Coal.

      The new trading symbol of the common stock of Puda Coal on the NASD Electronic Bulletin Board over-the-counter market (OTC-BB) is PUDC.

Item 9. FINANCIAL STATEMENTS AND EXHIBITS

      EXHIBITS:

      3.1 Articles of Amendment, to Articles of Incorporation filed in the State of Florida on September 1, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 20, 2005                 Puda Coal, Inc.


                                          By: /s/ Zhao Ming
                                          --------------------------------------
                                          Zhao Ming, Chief Executive Officer
                                          and President